THE AVALON CAPITAL
                               APPRECIATION FUND




                           A SERIES OF THE AVALON FUND
                                OF MARYLAND, INC.
                               655 FAIRFIELD COURT
                                    SUITE 200
                               ANN ARBOR, MI 48108
                                 1-877-228-2566



                                 -------------
                                 ANNUAL REPORT
                                 -------------




                               SEPTEMBER 30, 2002

September 30, 2002

Dear Shareholder:

Despite the dismal performance of the overall equity markets for the past twelve months, many of the issues that destroyed confidence and dragged down the market earlier in the year have been addressed. Corporate governance concerns are being addressed by regulatory reforms and a change in the management of corporations. Profitability is improving, markets have the same things going for them as they've had all year: low inflation, low interest rates, a slightly weaker dollar to entice foreign investors to take a bigger bite, and plenty of cash on the sidelines waiting for the right moment to pounce. The fund's total return for the twelve-month period ended September 30, 2002 was a negative 19.95%* without effect of the front-end sales charge, versus a decline of 9.3% for the Russell 2000 Index** and a decline of 18.67% for the Russell 2000 Growth Index.**

The fund's principal investment objective is to achieve growth of capital. To achieve this objective, the fund seeks to invest in companies that have an above average potential for future earnings growth. I believe owning companies that can produce consistently superior growth in earnings and dividends has been a rewarding strategy over the long term, especially small to mid-cap growth stocks.

In addition to the above average price performance, another key advantage in investing in growth companies is their ability to increase dividend rates. Thus the stocks have the potential to provide very attractive yields based on the investor's original cost.

Companies that have a strong record of dividend growth are rare and very valuable. Over time, proven growth companies can provide a gradually rising level of income, and that's very valuable, especially now when income is hard to find except in risky investments. And by investing in good stable companies, you are avoiding risky bets and you have the comfort of knowing over the long-term, you should attain a reasonable rate of return. If the markets are worse than you expect, these stocks should protect you on a relative basis.

The last couple of years have been very disappointing for growth investors, but you should not overreact. We believe that abandoning growth stocks now would be a big mistake in the long run. There are many good growth companies and they are going to have their day in the sun again. On balance the valuations of many of the small to mid-cap growth companies are attractive. Our current outlook for the economy is favorable, attributable in large part to the resilience of the consumer.


----------------------
*-23.75% is the load adjusted return reflecting the 4.75% front-end sales charge.

**The Russell 2000 Index is an unmanaged index that consists of the smallest 2000 stocks in the Russell 3000 Index. The returns for the index include the reinvestment of any dividends. It is not an investment product available for purchase. The returns for the indices include the reinvestment of any dividends. The Russell 2000 Growth Index measures the performance of those Russell 2000 securities with a greater than average growth orientation.

As always, I appreciate your confidence in the Avalon Capital Appreciation Fund. I hope these thoughts will help you through a market period that is difficult but, in my opinion, also full of opportunity. If you have any questions about your account or need additional information, please call shareholders services at 877-228-2566. If you have any questions about the Fund and would like to talk to me personally, please call me at 800-568-7526.

Sincerely,



/s/ Robert E. Boone
----------------------------
Robert E. Boone, President



---------------
PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Please read the prospectus carefully for full information regarding risks, fees, and expenses. Past performance does not guarantee future results.

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

The Avalon Capital Appreciation Fund is registered in the following states: AZ, CA, CO, DC, FL, GA, IL, IN, KS, KY, MI, NC, NJ, NV, NY, OH, SD, SC, TN, WY.

This letter contains "forward-looking statements" as to expectations, beliefs, plans, objectives, and future financial performance, and assumptions underlying or concerning the foregoing. Such forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.

              COMMENTS FROM THE PORTFOLIO MANAGER: LOUIS NAVELLIER

FOR THE PERIOD ENDING SEPTEMBER 30, 2002

                                              TRAILING     SINCE       SINCE
                         QUARTER      YTD      12 MOS.   INCEPTION   INCEPTION*
--------------------------------------------------------------------------------
FUND PERFORMANCE         -12.68%    -28.45%    -19.95%     -38.61%    -11.48%
RUSSELL 2000             -21.40%    -25.09%     -9.28%       9.51%      2.30%
RUSSELL 2000 GROWTH      -21.52%    -35.13%    -18.16%     -15.16%     -4.03%

*annualized

PORTFOLIO REVIEW:

     The Navellier proprietary quantitative measure, central to our growth strategy, encountered a difficult period the past year while value investing was in favor. Overweight positions in the healthcare and financial services sectors aided performance. Thus, sector allocation was largely successful during the past year. Unfortunately, earnings downgrades on several holdings, particularly stocks in the technology sector, offset the allocation benefits and resulted in the reported underperformance

PORTFOLIO OUTLOOK:

     On the upside, our most recent testing confirmed that concentrating primarily in small and mid cap stocks should produce superior returns compared to the overall market. In fact, historically smaller capitalization stocks typically lead the markets out of recessions. In our opinion, the Portfolio is structured appropriately to benefit on the upside and limit some of the downside risk caused by the recent erratic markets. We will continue to focus on those sectors and stocks with good earnings characteristics. We may selectively increase our exposure to the technology sector over the next quarter limiting these selections to those tech companies exhibiting strong fundamental characteristics.

MARKET OVERVIEW:

     There is little doubt that the U.S. economy is on a sluggish road to recovery. Many sectors of the U.S. economy such as housing, manufacturing, and retail sales appear relatively healthy. Moreover, productivity is soaring again which usually translates into robust profit margin expansion. However, evidence of increased corporate profitability is necessary for a sustained rise in the stock market. The profit picture is already improving across the capitalization spectrum. Both small and mid capitalization growth stocks recently posted strong annual earnings. There is no doubt that many large multi-international stocks that dominate the S&P 500 should begin to benefit from the weakening U.S. dollar, boosting profits on their foreign subsidiaries.

     New evidence of increased corporate profitability and a rebounding U.S. economy will also help the stock market shake off lack of corporate confidence and global political uncertainties. We hope the market will return to a strong focus on corporate earnings because we believe such scrutiny will make it easier to pick companies that will release strong earnings each quarter. However, stock price gains do not necessarily require higher profits as we have recently witnessed in the fourth quarter of 2001 when many technology stocks rallied despite a poor profit outlook. As a result of the current valuation levels, we fully expect earnings to have a greater impact when the second quarter earnings announcements commence in mid-July. In fact, we expect Wall Street to reward companies that post strong corporate profits and punish those stocks that do not in the upcoming earnings season.

     We recently completed our quarterly fundamental model revisions for the Avalon Fund. The model tests, interestingly, detected a shift away from the value style in favor for most of the past two years toward the growth style more conducive with our investment philosophy.

MARKET OUTLOOK:

     There is plenty of evidence that the U.S. economic recovery is occurring at a sluggish pace. Consumer spending had been strong, but appears to be slowing due to rising debt loads. Unfortunately, business spending remains very hard to predict and unless business spending perks up, the U.S. economy will likely slow temporarily. As a result, we remain extremely cautious and broadly diversified over several industry groups. Overall, we also remain extremely optimistic on our favorite small and mid capitalization stocks in our portfolios, but remain mixed on the overall stock market, especially on many large capitalization stocks that continue to experience significant selling pressure.

     Since the stock market rallied on October 9th, predominately stocks with minimal or no earnings have rallied. Unfortunately, the rebound since October 9th looks much more like a short-covering rally that should fizzle fast. Instead, quality stocks with superior fundamentals should resume leading the overall stock market soon. We should add that during the fourth quarter of last year, a similar short-covering rally propelled many technology stocks approximately 45% higher, but most of those stocks fizzled in the first quarter. As a result, we expect that quality stocks, characterized by steady earnings and expanding operating margins, such as the stocks in our portfolios, will likely resume leading the overall stock market higher in the upcoming months.

     There is no doubt that we are in a deflationary environment where it is virtually impossible for most companies to raise prices. The one exception was the healthcare industry, which got hit in sympathy with Tenet Healthcare in the past few weeks. However, through careful stock selection, we make an effort to ensure that the stocks in our portfolios are characterized by steady profit margin expansion. We expect that due to the expanding operating margins that the average stock in our portfolios will post tremendous earnings surprises that are well above Wall Street analysts' expectations when the next round of quarterly earnings are announced in January.

     In summary, we must admit that we are disappointed in the quality of the stock market rally since October 9th, because we do not believe that money-losing companies will lead the overall stock market much longer. Instead, we expect that the stock market will refocus on those stocks with predictable earnings growth. The U.S. economy is still sputtering, but should be stimulated by the latest Federal Reserve Board interest rate cut as well as some potential legislation from the Bush Administration and the new Congress in the upcoming months. The stock market could explode any day and might have a great year-end rally, so we strongly advise all investors to remain fully invested in the quality stocks in our portfolios.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE -- $10,000 INVESTMENT
FOR THE PERIOD FROM OCTOBER 2, 1998 (COMMENCEMENT OF OPERATIONS)
TO SEPTEMBER 30, 2002



                               [GRAPHIC OMITTED]



                            AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 2002
                            ----------------------------------------------------
                                   ONE YEAR        SINCE INCEPTION 10/02/98
                                   --------        ------------------------
     Avalon Capital
       Appreciation Fund
     With Sales Load               (23.75)%               (12.56)%
     Without Sales Load            (19.95)%               (11.48)%
     Russell 2000 Index             (9.28)%                 2.30%

     This graph depicts the performance of the Avalon Capital Appreciation Fund versus the Russell 2000 Index. It is important to note that the Avalon Capital Appreciation Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only. Past performance is not an indication of future performance.

     This graph assumes an initial $10,000 investment on October 2, 1998. All dividends and distributions are reinvested.

     At September 30, 2002, the $10,000 initial investment would have had a value of $5,847 with the front end sales charge ($6,139 without the front end sales charge), reflecting an average annual total return of -12.56% with 4.75% front end sales charge (-11.48% without front end sales charge) since October 2, 1998.

     At September 30, 2002, a similar investment in the Russell 2000 Index would have grown to $10,951, reflecting an average annual total return of 2.30% since October 2, 1998. The Russell 2000 Index tracks the stock of 2,000 small U.S. companies.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2002

                                                   SHARES               VALUE
                                                   ------               -----
COMMON STOCK -- 98.05%

AEROSPACE -- 1.83%
Lockheed Martin Corp. .........................       785            $   50,766
                                                                     ----------
APPAREL -- 7.01%
Coach, Inc.* ..................................     5,570               142,592
Jones Apparel Group* ..........................     1,700                52,190
                                                                     ----------
                                                                        194,782
                                                                     ----------
BANKS -- 1.70%
Dime Community Bancshares, Inc. ...............     2,199                47,103
                                                                     ----------
BATTERY SYSTEMS -- 4.62%
Energizer Holdings, Inc.* .....................     4,220               128,288
                                                                     ----------
CHEMICALS -- 2.39%
Georgia Gulf Corp. ............................     2,905                66,437
                                                                     ----------
COMPUTER SERVICES AND SOFTWARE -- 10.18%
ChoicePoint, Inc.* ............................     2,526                90,027
Cognizant Technology Solutions Corp.* .........     1,010                58,045
Electronics Arts, Inc.* .......................       900                59,364
Pixar, Inc.* ..................................     1,572                75,613
                                                                     ----------
                                                                        283,049
                                                                     ----------
CONSUMER PRODUCTS -- 4.18%
Fossil, Inc.* .................................     2,745                55,037
Jarden Corp.* .................................     2,250                61,087
                                                                     ----------
                                                                        116,124
                                                                     ----------
EDUCATION -- 2.84%
Apollo Group, Inc. Class A* ...................     1,815                79,003
                                                                     ----------
ENTERTAINMENT & Leisure -- 8.10%
Harrah's Entertainment, Inc.* .................     1,765                85,091
MGM Mirage, Inc.* .............................     1,911                71,280
Take-Two Interactive Software, Inc.* ..........     2,368                68,672
                                                                     ----------
                                                                        225,043
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002

                                                   SHARES               VALUE
                                                   ------               -----
FINANCIAL SERVICES -- 5.75%
Countrywide Credit Industries .................     1,100            $   51,865
Moody's Corp. .................................     1,815                88,028
New Century Finance Corp. .....................       845                19,773
                                                                     ----------
                                                                        159,666
                                                                     ----------
HEALTH CARE -- 1.71%
Sierra Health Services, Inc.* .................     2,655                47,631
                                                                     ----------
HOME FURNISHINGS -- 2.57%
Newell Rubbermaid, Inc. .......................     2,315                71,464
                                                                     ----------
HOTELS -- 4.37%
Boyd Gaming Corp.* ............................     6,508               121,504
                                                                     ----------
MEDICAL PRODUCTS -- 6.79%
Amsurg Corp.* .................................     2,010                60,642
Patterson Dental Co.* .........................     1,400                71,652
Varian Medical Systems, Inc.* .................     1,311                56,360
                                                                     ----------
                                                                        188,654
                                                                     ----------
MISCELLANEOUS -- 2.06%
Blyth, Inc. ...................................     2,050                57,195
                                                                     ----------
OFFICE EQUIPMENT -- 2.25%
Avery Dennison Corp. ..........................     1,100                62,678
                                                                     ----------
RESTAURANT-RETAIL -- 1.61%
Wendy's International .........................     1,355                44,864
                                                                     ----------
RETAIL STORES -- 21.37%
Big Lots, Inc.* ...............................     9,093               143,942
Chico's FAS, Inc.* ............................     2,910                46,356
Claire's Stores, Inc. .........................     2,420                52,756
Michaels Stores, Inc.* ........................     2,650               121,105
PetSmart, Inc.* ...............................     5,100                90,831
Rent-A-Center, Inc.* ..........................     1,785                92,731
Urban Outfitters, Inc.* .......................     1,908                46,345
                                                                     ----------
                                                                        594,066
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2002

                                                   SHARES               VALUE
                                                   ------               -----
SCHOOLS -- 4.03%
Corinthian Colleges, Inc.* ....................     2,970            $  112,088
                                                                     ----------
THERAPEUTICS -- 2.69%
Amylin Pharmaceuticals, Inc.* .................     4,500                74,790
                                                                     ----------
    TOTAL COMMON STOCK (COST $2,680,044) ......                       2,725,195
                                                                     ----------
SHORT-TERM INVESTMENTS -- 2.92%
Evergreen Money Market Trust CL I, 1.39%**
  (Cost $81,275) ..............................                          81,275
                                                                     ----------
TOTAL INVESTMENTS (COST $2,761,319) -- 100.97%.                       2,806,470
                                                                     ----------
LIABILITIES IN EXCESS OF OTHER ASSETS, NET --
  (0.97)%......................................                         (26,838)
                                                                     ----------
    NET ASSETS -- 100.00% .....................                      $2,779,632
                                                                     ==========


 * Non-income producing investment.
** Variable rate money market fund; interest rate reflects yield at September
   30, 2002.



    The accompanying notes are an integral part of the financial statements.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2002

ASSETS:
  Investments, at market (identified cost $2,761,319) ............   $2,806,470
  Cash ...........................................................          886
  Receivables:
    Dividends and interest .......................................          337
    Fund shares sold .............................................          336
                                                                     ----------
      Total assets ...............................................    2,808,029
                                                                     ----------
LIABILITIES:
  Payables:
    Accrued distribution fees ....................................        2,322
    Advisory fees due to Adviser .................................        1,180
    Fund shares redeemed .........................................       21,511
    Operating service fees due to Adviser ........................        3,267
    Other liabilities ............................................          117
                                                                     ----------
      Total liabilities ..........................................       28,397
                                                                     ----------

NET ASSETS .......................................................   $2,779,632
                                                                     ==========
NET ASSETS CONSIST OF:
  Paid-in capital ................................................   $7,090,681
  Undistributed realized loss on investments .....................   (4,356,200)
  Net unrealized appreciation on investments .....................       45,151
                                                                     ----------
Net Assets (100,000,000 shares of beneficial interest,
  $0.001 par value authorized; 459,035 shares outstanding) .......   $2,779,632
                                                                     ==========
Net Asset Value and redemption price per share ...................   $     6.06
                                                                     ==========
Offering price per share ($6.06 divided by 0.9525) ...............   $     6.36
                                                                     ==========


    The accompanying notes are an integral part of the financial statements.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2002

INVESTMENT INCOME:
  Dividends .....................................................   $    27,349
  Interest ......................................................         2,953
                                                                    -----------
    Total investment income .....................................        30,302
                                                                    -----------
EXPENSES:
  Investment advisory fees ......................................        16,821
  Distribution fees .............................................        33,642
  Service fees ..................................................        48,782
                                                                    -----------
    Total expenses ..............................................        99,245
                                                                    -----------

    Net investment loss .........................................       (68,943)
                                                                    -----------
REALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments ..............................    (1,003,786)
  Net change in unrealized appreciation on investments...........       370,170
                                                                    -----------
                                                                       (633,616)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ............   $  (702,559)
                                                                    ===========


    The accompanying notes are an integral part of the financial statements.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                       FOR THE YEAR   FOR THE YEAR
                                                                           ENDED          ENDED
                                                                       SEPTEMBER 30,  SEPTEMBER 30,
                                                                           2002           2001
                                                                       -------------  -------------
INCREASE IN NET ASSETS:
Operations:
  Net investment loss ...............................................   $   (68,943)   $  (123,447)
  Net realized loss on investments ..................................    (1,003,786)    (3,352,414)
  Net change in unrealized appreciation (depreciation) on investments       370,170     (1,221,931)
                                                                        -----------    -----------
Net decrease in net assets resulting from operations ................      (702,559)    (4,697,792)
                                                                        -----------    -----------
Distributions to shareholders from:
  Net realized gain .................................................            --        (60,384)
                                                                        -----------    -----------
Total Distributions .................................................            --        (60,384)

Increase (decrease) in net assets from Fund share transactions ......        (8,348)     1,082,907
                                                                        -----------    -----------
Decrease in net assets ..............................................      (710,907)    (3,675,269)

NET ASSETS:
  Beginning of period ...............................................     3,490,539      7,165,808
                                                                        -----------    -----------
  End of period .....................................................   $ 2,779,632    $ 3,490,539
                                                                        ===========    ===========


    The accompanying notes are an integral part of the financial statements.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Per Share Data (For a Share Outstanding Throughout Each Period)


                                                FOR THE      FOR THE       FOR THE      FOR THE
                                              YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                            SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                                                 2002          2001          2000          1999*
                                            ------------- ------------- ------------- -------------
NET ASSET VALUE, BEGINNING OF PERIOD ........   $  7.57      $ 18.67       $  12.03     $ 10.00
                                                -------      -------       --------     -------
INVESTMENT OPERATIONS:
  Net investment loss .......................     (0.15)       (0.28)         (0.44)      (0.17)
  Net realized and unrealized gain
    (loss) on investments ...................     (1.36)      (10.69)          7.08        2.20
                                                -------      -------       --------     -------
    Total from investment operations ........     (1.51)      (10.97)          6.64        2.03
                                                -------      -------       --------     -------
DISTRIBUTIONS:
  From net realized capital gains ...........        --        (0.13)            --          --

NET ASSET VALUE, END OF PERIOD ..............   $  6.06      $  7.57       $  18.67     $ 12.03
                                                =======      =======       ========     =======

TOTAL RETURN ................................    (19.95)%     (58.93)%        55.20%      20.30%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ......   $ 2,780      $ 3,491       $  7,166     $ 1,126
  Ratio of expenses to average net assets:
    Before expense reimbursement ............      2.95%        2.95%          2.95%       2.95%(1)
    After expense reimbursement .............      2.95%        2.95%          2.95%       2.54%(1)
  Ratio of net investment income (loss)
      to average net assets:
    Before expense reimbursement ............     (2.05)%      (2.46)%        (2.39)%     (1.94)%(1)
    After expense reimbursement .............     (2.05)%      (2.46)%        (2.39)%     (1.53)%(1)
  Portfolio turnover rate ...................    340.53%      159.59%         97.95%     183.71%

(1)Annualized
* The Avalon Capital Appreciation Fund commenced operations on October 2, 1998. Per share data has been calculated based on the average daily number of shares outstanding throughout each period.

    The accompanying notes are an integral part of the financial statements.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2002

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Avalon Fund of Maryland, Inc. (the "Company") was incorporated under the laws of the state of Maryland on March 17, 1998, and consists solely of The Avalon Capital Appreciation Fund (the "Fund"). The Company is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to achieve growth of capital. The Fund became effective with the SEC on October 1, 1998 and commenced operations on October 2, 1998.

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Questar Capital Corporation (the "Adviser"). Accordingly, no organization costs have been recorded by the Fund.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Accounting principles generally accepted in the United States of America require that permanent financial reporting differences relating to shareholder distributions be reclassified to paid in capital or net realized gains.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2002

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the year ended September 30, 2002 were as follows:

                                             SHARES       AMOUNT
                                            --------    ---------
         Sold ............................    48,831    $ 365,424
         Redeemed ........................   (50,924)    (373,772)
                                            --------    ---------
         Net Decrease.....................    (2,093)   $  (8,348)
                                            ========    =========

     Transactions in shares of the Fund for the year ended September 30, 2001 were as follows:

                                             SHARES       AMOUNT
                                            --------    ----------
         Sold ............................   110,095    $1,419,584
         Reinvested from distributions....     5,932        60,384
         Redeemed ........................   (38,695)     (397,061)
                                            --------    ----------
         Net Increase.....................    77,332    $1,082,907
                                            ========    ==========

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the year ended September 30, 2002, were as follows:

         Purchases........................   $10,947,894
         Sales............................    10,870,084

     At September 30, 2002 gross unrealized appreciation of investments for tax purposes were as follows:

         Appreciation.....................      $  206,084
         Depreciation.....................        (160,933)
                                                ----------
         Net appreciation on investments..      $   45,151
                                                ==========

     At September 30, 2002, the cost of investments for federal income tax purposes was $2,761,319.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2002


4.   ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into a Management Agreement with Questar Capital Corporation (the "Adviser") to provide investment management services to the Fund. Under the terms of the Advisory Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly, equal to 0.50% of average net asset value of the Fund. For the year ended September 30, 2002, the Adviser earned Advisory fees of $16,821, with $1,180 remaining payable at September 30, 2002.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Adviser to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Adviser is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.45% as applied to the Fund's daily net assets. For the year ended September 30, 2002, the Adviser received Servicing Agreement fees of $48,782, with $3,267 remaining payable at September 30, 2002.

     The Fund and the Adviser have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company ("DSC") to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursement, registrar and recordkeeping services. On December 1, 2001, DSC was replaced by InCap Service Company ("ISC") as Declaration Holdings Company, the parent company of DSC, was acquired by InCap Group, Inc., the parent company of ISC. The Adviser is responsible for payments to ISC.

     The Fund has entered into a Distribution Agreement with the Adviser to provide distribution services as underwriter/distributor of the Fund. For the year ended September 30, 2002, Questar Capital Corporation, the Fund's underwriter, received $1,322 from commissions earned on sales of shares of the Fund, with $23 remaining payable at September 30, 2002.

     A separate plan of distribution has been adopted under Rule 12b-1 of the Investment Company Act of 1940 for the Fund. The plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.75% of the Funds average daily net assets (1/12 of 0.75% monthly) to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Funds shares. The distribution plan also allows for a fee of up to 0.25% of average daily net assets, to be paid to persons or institutions for providing certain servicing functions to prospective and existing shareholders. For the year ended September 30, 2002, Questar Capital Corporation earned 12b-1 fees of $33,642, with $2,322 remaining payable at September 30, 2002.

     Certain directors and officers of the Adviser and InCap Service Company are directors, officers or shareholders of the Fund.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2002

5.   CAPITAL LOSS CARRYFORWARD

     At September 30, 2002, the Fund had available for federal tax purposes an unused capital loss carryforward of $3,471,372 of which $3,352,414 expires in 2009 and $118,958 expires in 2010. The Fund has elected to defer post-October losses of $884,828. Capital loss carryforwards are available to offset future realized gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount, which is offset, will not be distributed.

6.   DISTRIBUTIONS TO SHAREHOLDERS

     The tax character of distributions paid during fiscal years 2002 and 2001 was as follows:

                                                  2002         2001
                                                  ----         ----
     Distributions paid from:
        Ordinary Income...................         --             --
        Short-term Capital Gain...........         --             --
        Long-term Capital Gain............         --        $60,384
                                                 ------      -------
        Total Distributions...............         --        $60,384
                                                 ======      =======

     As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

     Undistributed Ordinary Income/(Accumulated Losses)........  $(3,471,372)
     Undistributable Long-term Capital Gain....................           --
     Unrealized Appreciation/(Depreciation)....................     (839,677)
                                                                 -----------
        Distributable Earnings, Net............................  $(4,311,049)
                                                                 ===========

     The difference between book basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of post-October losses.

THE AVALON CAPITAL APPRECIATION FUND

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and
Board of Trustees
The Avalon Capital Appreciation Fund

We have audited the accompanying statement of assets and liabilities of The Avalon Capital Appreciation Fund, including the schedule of portfolio investments, as of September 30, 2002, and the related statement of operations for the year then ended, changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended and for the period from October 2, 1998 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held as of September 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Avalon Capital Appreciation Fund as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from October 2, 1998 (commencement of operations) to September 30, 1999, in conformity with accounting principles generally accepted in the United States of America.




/s/ McCurdy & Associates CPA's, Inc.
------------------------------------------
McCurdy & Associates CPA's, Inc.
Westlake, Ohio
October 16, 2002

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS


                                                                                                   NUMBER OF
                                               TERM OF                                           PORTFOLIOS IN      OTHER
                                              OFFICE AND                                            COMPLEX     DIRECTORSHIPS
                          POSITION(S)         LENGTH OF         PRINCIPAL OCCUPATION(S)           OVERSEEN BY      HELD BY
NAME, AGE AND ADDRESS     WITH FUND          TIME SERVED        FOR THE LAST FIVE YEARS             DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
INTERESTED
DIRECTORS:
------------------------------------------------------------------------------------------------------------------------------
Robert E. Boone(1), 69    President,         Indefinite        Chief Executive Officer and             1
                          Director           until             Director of Yorktown Finan-
                                             successor         cial Companies, Inc., a finan-
                                             elected and       cial services company which
                                             qualified;        is the parent of the Adviser
                                             4 years.          Sept. 1997 to present; Chief
                                                               Executive Officer and Di-
                                                               rector of Questar Capital
                                                               Corporation, an investment
                                                               advisory firm and registered
                                                               broker/dealer from July 1997
                                                               to present; Vice President of
                                                               various Questar insurance
                                                               agencies from Sept. 1997 to
                                                               present; President of Robert
                                                               Boone Agency, Inc., an insur-
                                                               ance agency, from July 1972
                                                               to present.

------------------------------------------------------------------------------------------------------------------------------

Terrence P. Smith(2), 56  Director           Indefinite        Managing Director, InCap                1        Trustee and
InCap Group, Inc.                            until             Group, Inc., Conshohocken,                       Secretary of
555 North Lane                               successor         Pennsylvania, a mutual fund                      Pauze Fund,
Suite 6160                                   elected and       servicing and distribution                       a 1940 Act
Conshohocken, PA                             qualified.        firm, since 2001; Chief                          Registered
19428                                                          Executive Officer, Declara-                      Mutual Fund
                                                               tion Holdings, Inc., Consho-                     Family, from
                                                               hocken, Pennsylvania, a                          1996 to 1999.
                                                               mutual fund servicing and
                                                               distribution firm, from 1987
                                                               to 2001; Trustee and President
                                                               of Declaration Fund, a 1940
                                                               Act Registered Mutual Fund,
                                                               from 1998 to 2000.

------------------------------------------------------------------------------------------------------------------------------

(1)Robert E. Boone is considered an "interested person" (as defined in the Investment Company Act of 1990) by virtue of his positions with Questar Capital Corporation (the Fund's investment advisor and distributor) and its parent company, Yorktown Financial Companies.
(2)Terrence P. Smith is considered an "interested person" (as defined in the Investment Company Act of 1990) by virtue of his positions with InCap Group, which serves as the administrator and transfer agent to the Fund.

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS


                                                                                                   NUMBER OF
                                               TERM OF                                           PORTFOLIOS IN      OTHER
                                              OFFICE AND                                            COMPLEX     DIRECTORSHIPS
                          POSITION(S)         LENGTH OF         PRINCIPAL OCCUPATION(S)           OVERSEEN BY      HELD BY
NAME, AGE AND ADDRESS     WITH FUND          TIME SERVED        FOR THE LAST FIVE YEARS             DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
DIRECTORS:
------------------------------------------------------------------------------------------------------------------------------
Lee E. Benz, 56           Director           Indefinite        President, Benz Insurance               1        Director,
Benz Insurance                               until             Agency, Inc., Ann Arbor,                         Republic
Agency Inc.                                  successor         Michigan since 1970.                             Bank, a sub-
3101 E. Eisenhower                           elected and                                                        sidiary bank
Pkwy.                                        qualified;                                                         of Republic
Ann Arbor, MI 48108                          2 years                                                            Bancorp, a
                                                                                                                publicly traded
                                                                                                                bank holding
                                                                                                                company
                                                                                                                headquartered
                                                                                                                in Ann Arbor,
                                                                                                                Michigan,
                                                                                                                since 1986.

------------------------------------------------------------------------------------------------------------------------------

Frederick H. Hoops, III,  Director           Indefinite        Attorney, Clark Hill, PLC,              1
36                                           until             Detroit, Michigan, a law
Clark Hill PLC                               successor         firm, from 1998 to present;
500 Woodward Avenue                          elected and       prior thereto, Attorney,
#3500                                        qualified;        Hoops, Hoops, & Hoops,
Detroit, MI 48226                            since             PLC, Farmington, Michigan,
                                             Inception.        a law firm, 1994 to 1998.

------------------------------------------------------------------------------------------------------------------------------

George A. Van Niel, 67    Director           Indefinite        President, VN Consulting,               1
SpecCon                                      until             Inc., Columbus, Ohio, 2001
118 St. Julien Street                        successor         to present; Owner, SpecCon,
Worthington, OH 43805                        elected and       a construction consultant
                                             qualified;        firm, Columbus, Ohio, 1990
                                             Sept. 1998        to present.
                                             to present.

------------------------------------------------------------------------------------------------------------------------------

THE AVALON CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
DIRECTORS AND OFFICERS (CONTINUED)


                                                                                                   NUMBER OF
                                               TERM OF                                           PORTFOLIOS IN      OTHER
                                              OFFICE AND                                            COMPLEX     DIRECTORSHIPS
                          POSITION(S)         LENGTH OF         PRINCIPAL OCCUPATION(S)           OVERSEEN BY      HELD BY
NAME, AGE AND ADDRESS     WITH FUND          TIME SERVED        FOR THE LAST FIVE YEARS             DIRECTOR       DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------
John H. Gakenheimer,      Vice               Annual terms      Chief Operating Officer and             1
47                        President          or until          Director, Yorktown Financial
                          and                successor is      Companies, Inc., a financial
                          Secretary/         appointed and     services company which is
                          Treasurer          qualified;        the parent of the Adviser,
                                             since             December 1997 to present;
                                             10/1998.          Chief Operating Officer, Vice
                                                               President and Secretary/
                                                               Treasurer, Questar Capital
                                                               Corporation, a registered
                                                               investment adviser and
                                                               broker/dealer, Ann Arbor,
                                                               Michigan, March, 1997 to
                                                               present; President, Twenty
                                                               First CenturyAsset Manage-
                                                               ment, a financial planning
                                                               services firm, Monroe,
                                                               Michigan, from 1997 to
                                                               present; Co-Founder, Twenty
                                                               First Century Advisors,
                                                               L.L.C., an investment adviser
                                                               to hedge funds, Schaumburg,
                                                               Illinois from 1996 to present.

------------------------------------------------------------------------------------------------------------------------------

Additional information about the Fund's directors is available in the Statement of Additional Information, which is available, without charge, upon request, by calling 1-877-228-2566.

                      THE AVALON CAPITAL APPRECIATION FUND


                               INVESTMENT ADVISOR

                          Questar Capital Corporation
                              655 Fairfield Court
                                   Suite 200
                              Ann Arbor, MI 48108


                         ADMINISTRATOR & TRANSFER AGENT

                             InCap Service Company
                                  P.O. Box 844
                             Conshohocken, PA 19428


                                  DISTRIBUTOR

                          Questar Capital Corporation
                              655 Fairfield Court
                                   Suite 200
                              Ann Arbor, MI 48108


                                 CUSTODIAN BANK

                              Wachovia Bank, N.A.
                              1339 Chestnut Street
                             Philadelphia, PA 19107


                            INDEPENDENT ACCOUNTANTS

                        McCurdy & Associates CPA's Inc.
                               27955 Clemens Road
                               Westlake, OH 44145